Statement of Income of CONTADO (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Statement of Income
Total revenues	$ 40,567	$ 36,556
Income from operations	9,515	7,210
Net income	$ 4,637	$ 8,261